Disclosures on the effects of fluctuations in foreign currency exchange rates - Foreign Currency Exchange Rate Changes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosures on the effects of fluctuations in foreign currency exchange rates
Foreign currency loss	$ (25,400)	$ (17,241)	$ (4,423)
Foreign currency translation reserve	(255)	4,240	14,000
Total	$ (25,655)	$ (13,001)	$ 9,577